EXHIBIT 4.2

RAYTHEON TECHNOLOGIES CORPORATION

Designated Officers’ Certificate

June 10, 2020

We, Kevin G. DaSilva, Corporate Vice President and Treasurer of Raytheon Technologies Corporation (formerly known as United Technologies Corporation), a Delaware corporation (the “Company”), and Anthony F. O’Brien, Executive Vice President and Chief Financial Officer of the Company, pursuant to authority granted by resolutions of the Board of Directors of the Company adopted April 27, 2020 (the “Resolutions”) in connection with the Company’s Offer to Exchange and Consent Solicitation Statement, dated May 11, 2020, as supplemented on May 18, 2020, authorize the issue on the date hereof of the Company’s Securities pursuant to the Amended and Restated Indenture dated as of May 1, 2001, between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York, as Trustee (the “Indenture”), with the following terms:

(a)          Each series of Securities hereby being authorized shall be known and designated as set forth under the heading “Title” in Exhibit A attached hereto (the Securities set forth therein, collectively, the “Notes”).  The Notes shall be issued only in minimum denominations of $2,000 (other than the 7.000% Notes due 2028, which shall be issued only in minimum denominations of $1,000) and in integral multiples of $1,000 in excess thereof.

(b)          The aggregate principal amount of the Notes of each series that may be authenticated and delivered under the Indenture shall be limited to the amount set forth under the heading “Aggregate Principal Amount” for such series in Exhibit A (except as noted in Section 301(2) of the Indenture), subject to reopening pursuant to the last sentence of the penultimate paragraph of Section 301 of the Indenture.

(c)          The Company will not receive any cash proceeds from the issuance of the Notes.

(d)          The Notes will be subject to the provisions set forth in Annex A hereto, which are incorporated herein by reference.

(e)          The principal of each series of Notes shall be payable on the date set forth under the heading “Maturity Date” for such series in Exhibit A, subject to the provisions of the Indenture respecting acceleration.

(f)          Interest on each series of the Notes (computed on the basis of a 360-day year comprised of twelve 30-day months) shall accrue from the date set forth under the heading “Interest Accrual Date” for such series in Exhibit A or from the most recent date on which interest has been paid or duly provided for.  Interest will be payable on each series of the Notes semiannually in arrears each year on the dates set forth under the heading “Interest Payment Dates” for such series in Exhibit A, commencing as set forth under such heading therein, and, in each case, on the relevant maturity date, at the rate per annum equal to, for each series, the percentage set forth under the heading “Title” for such series in Exhibit A, to the Persons in whose names such Notes are registered on the Record Date; provided, however, that interest payable on the relevant maturity date or any relevant Redemption Date will be payable to the Persons to whom the principal of such Notes is payable.  If the date on which a payment of interest or principal on the Notes is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.

(g)          The total amount of any principal, premium, if any, and interest due on any Global Note on any Interest Payment Date or at maturity shall be made available to the Trustee on such date.  As soon as possible thereafter, the Trustee shall make such payments to the Depository.

(h)          The Notes identified as “Not Redeemable” under the heading “Redemption” in Exhibit A shall not be redeemable, in whole or in part, by the Company.  The Notes identified as Redeemable under the heading “Redemption” in Exhibit A shall be redeemable, in whole or in part, at the option of the Company prior to maturity as provided in the Notes.

(i)          The Notes shall not be subject to any sinking fund or analogous provision and shall not be repayable at the option of a Holder thereof prior to maturity.

(j)          The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to the Notes.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

(k)          The Bank of New York Mellon Trust Company, N.A. will serve as the Trustee, Security Registrar and Paying Agent.

(l)          The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

(m)          Payment of the principal of and premium, if any, and interest on the Notes will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, however, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.
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(n)          Solely with respect to the Notes:

“Record Date” means the close of business on the date that is fifteen calendar days prior to the date on which interest is scheduled to be paid, regardless of whether such date is a Business Day; provided that if any of the Notes are held by a securities depositary in book-entry form, the Record Date for such Notes will be the close of business on the Business Day immediately preceding the date on which interest is scheduled to be paid.

(o)          A form of each series of the Notes is attached hereto as Exhibits C-1 through C-26, respectively, and each is hereby approved.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.
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IN WITNESS WHEREOF, we have signed our names to this Designated Officers’ Certificate as of the first date written above.

      RAYTHEON TECHNOLOGIES CORPORATION

/s/ Kevin G. DaSilva
Name:	Kevin G. DaSilva
Title:	Corporate Vice President and Treasurer

/s/ Anthony F. O'Brien
Name:	Anthony F. O’Brien
Title:	Executive Vice President and Chief Financial Officer

[Signature Page for Designated Officers’ Certificate]

Annex A
Section 1.          Form of Notes.

(a)          The Notes shall be sold initially only (A) to persons reasonably believed to be Qualified Institutional Buyers as defined in Rule 144A (“QIBs”) in reliance on Rule 144A or (B) outside the United States, to persons other than “U.S. persons” as defined in Rule 902 under the Securities Act in compliance with Regulation S.  Notes may thereafter be transferred to, among others, purchasers reasonably believed to be QIBs, purchasers in reliance on Regulation S, and otherwise, subject to the restrictions on transfer set forth herein.  Notes initially resold pursuant to Rule 144A shall be initially issued in the form of one or more permanent global securities in fully registered form (collectively, the “Rule 144A Global Note”) and Notes initially resold pursuant to Regulation S shall be initially issued in the form of one or more permanent global securities in fully registered form (collectively, the “Regulation S Global Note” and, together with the Rule 144A Global Note, the “Global Notes” and, each, a “Global Note”), in each case without interest coupons and with the applicable Private Placement Legends set forth in Section 2 hereof.  A Rule 144A Global Note and all other Notes, if any, evidencing the debt, or any portion of the debt, initially evidenced by such Rule 144A Global Notes, shall collectively be referred to herein as the “Rule 144A Notes,” and a Regulation S Global Note and all other Notes, if any, evidencing the debt, or any portion of the debt, initially evidenced by such Rule 144A Global Notes, shall collectively be referred to herein as the “Regulation S Notes.”

(b)          The Global Notes shall be deposited with The Depository Trust Company (“DTC”) as the depositary for such Notes (the “Depository”).  The Notes shall be issued as fully registered securities in the name of Cede & Co., DTC’s nominee, and shall be deposited with, or on behalf of, DTC.  Subject to the provisions set forth herein, a Global Note shall be exchangeable for definitive Notes in registered form, bearing interest at the same rate, having the same date of issuance, Stated Maturity and other terms and of differing denominations aggregating a like amount, only if (i) the Depository (a) notifies the Company that it is unwilling or unable to continue as Depository or clearing system for such Global Note or (b) ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and in either event the Company is unable to find a qualified replacement for the Depository within 90 days, (ii) the Company in its sole discretion determines that all such Global Notes shall be exchangeable for definitive Notes in registered form or (iii) there has occurred and is continuing an Event of Default with respect to the Notes and the Depository notifies the Trustee of its decision to exchange such Global Notes for definitive Notes in registered form.  Such definitive Notes shall be registered in the names of the owners of the beneficial interests in such Global Note as provided by the Depository’s relevant participants (as such participants are identified by the Depository holding such Global Note).  Subject to the provisions set forth herein, each Global Note shall not be exchangeable, except for a Global Note of like denomination to be registered in the name of the Depository or its nominee.

Section 2.          Special Transfer Provisions.

(a)          If a Holder of a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in a Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Note, such Holder may, subject to the rules and procedures of DTC to the extent applicable, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Regulation S Global Note.  Upon receipt by the Security Registrar at its offices of (1) written instructions given in accordance with the procedures of DTC, to the extent applicable, from or on behalf of a Holder of a beneficial interest in a Rule 144A Global Note, to credit or cause to be credited a beneficial interest in a Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of DTC, to the extent applicable, containing information regarding the account to be credited with such increase and the name of such account, and (3) a certificate given by the Holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 904 of Regulation S, the Security Registrar shall promptly reduce or reflect on its records a reduction of such Rule 144A Global Note by the aggregate principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred from the relevant participant, and the Security Registrar shall promptly, concurrently with such reduction, increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Regulation S Global Note in an amount equal to the reduction in the principal amount of such Rule 144A Global Note.

(b)          If a Holder of a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for an interest in a Rule 144A Global Note, or to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in a Rule 144A Global Note, such Holder may, subject to the rules and procedures of DTC, to the extent applicable, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Rule 144A Global Note. Upon receipt by the Security Registrar at its offices of (1) instructions given in accordance with the procedures of DTC, to the extent applicable, from or on behalf of a beneficial owner of an interest in a Regulation S Global Note, to credit or cause to be credited a beneficial interest in a Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of DTC, to the extent applicable, containing information regarding the account to be credited with such increase and the name of such account, and (3) prior to or on the 40th day after the later of the commencement of the offering of the Notes and the relevant issuance date of the Notes (the “Restricted Period”), a certificate given by the Holder of such beneficial interest and stating that the Person transferring such interest in such Regulation S Global Note reasonably believes that the Person acquiring such interest in such Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Security Registrar shall promptly reduce or reflect on its records a reduction of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Security Registrar shall promptly increase or reflect on its records an increase of the principal amount of such Rule 144A Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Rule 144A Global Note equal to the reduction in the principal amount of such Regulation S Global Note. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 2(b) will no longer apply to such transfers.

(c)          Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(d)          In the event that a Global Note is exchanged for definitive Notes in registered form without interest coupons or a definitive Note in registered form without interest coupons is exchanged for another such definitive Note in registered form without interest coupons, or a definitive Note is exchanged for a beneficial interest in a Global Note, such Notes may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of Sections 2(a), 2(b) and 2(c) above (including the certification requirements intended to ensure that such exchanges or transfers comply with Rule 144, Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Company and the Trustee.

(e)          Prior to the expiration of the Restricted Period relating to any Regulation S Global Notes, beneficial interests in the relevant Regulation S Global Notes may only be exchanged or transferred in accordance with the certification requirements hereof.

(f)          Each Rule 144A Note and Regulation S Note issued hereunder shall, upon issuance, bear the applicable Private Placement Legends (as defined herein), and such legends shall not be removed from such Note except as provided herein. The Rule 144A Legend may be removed from a Rule 144A Note if there is delivered to the Company and the Trustee such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York as may be reasonably required by the Company and the Trustee, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Note another Note or Notes having an equal aggregate principal amount that does not bear such legend. If the Rule 144A Legend has been removed from a Rule 144A Note as provided above, no other Note issued in exchange for all or part of such Note shall bear such legend, unless the Company has reasonable cause to believe that such other Note is a “Restricted Security” within the meaning of Rule 144 and instructs the Trustee to cause a legend to appear thereon.  In addition, upon the consummation of the Exchange Offer (as defined in the Registration Rights Agreement, dated as of the date hereof, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC (the “Registration Rights Agreement”)), such Private Placement Legends shall be removed from such Notes which are exchanged.  All requirements pertaining to Rule 144A Global Notes and Regulation S Notes will still apply with respect to Holders of such Notes that do not exchange such Notes pursuant to the Exchange Offer, and Exchange Notes (as defined in the Registration Rights Agreement) in certificated or global form, in each case without the Private Placement Legends will be available to Holders that exchange such Notes in such Exchange Offer.

(g)          Each Rule 144A Note shall bear the following legend (the “Rule 144A Legend”) on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

(h)          Each Regulation S Note shall bear the following legend (the “Regulation S Legend”) on the face thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

(i)          Each Global Note shall bear the following legend (the “Global Note Legend”) on the face thereof:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

(j)          Each Note shall bear the following legend (the “ERISA Legend”; together with the Rule 144A Legend and the Regulation S Legend, the “Private Placement Legends”) on the face thereof:

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

(k)          By its acceptance of any Note bearing the applicable Private Placement Legends, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth herein and in the applicable Private Placement Legends and agrees that it will transfer such Note only as provided herein.

(l)          Neither the Trustee nor any Paying Agent or Security Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed hereunder or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms set forth herein and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(m)          The Trustee and Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 2. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

Section 3.          Definitions.

(a)          Capitalized terms used in this Annex A and not otherwise defined herein shall have the meanings assigned to them in the Indenture or in the Designated Officer’s Certificate of the Company dated as of June 10, 2020, as applicable.

(b)          Solely for purposes of this Annex A:

(i)	“Regulation S” means Regulation S promulgated under the Securities Act.

(ii)	“Rule 144A” means Rule 144A promulgated under the Securities Act.

(iii)	“Securities Act” means the Securities Act of 1933, as amended.

Exhibit A
Certain Terms of the Notes

Title	Aggregate Principal Amount	Maturity Date	Interest Accrual Date	Interest Payment Dates	Redemption
8.650% Notes due 2025	$1,245,000	March 14, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
8.610% Notes due 2025	$3,000,000	March 14, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
8.620% Notes due 2025	$5,000,000	April 15, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
8.610% Notes due 2025	$2,000,000	April 15, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
7.750% Notes due 2025	$20,000,000	May 19, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
7.298% Notes due 2025	$20,000,000	October 20, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
7.280% Notes due 2025	$16,520,000	November 7, 2025	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
7.500% Notes due 2026	$10,000,000	April 1, 2026	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
7.100% Notes due 2027	$128,850,000	November 15, 2027	May 15, 2020	May 15 and November 15, commencing November 15, 2020	Not Redeemable
6.800% Notes due 2036	$128,716,000	July 1, 2036	January 1, 2020	January 1 and July 1, commencing July 1, 2020	Redeemable
7.000% Notes due 2038	$134,016,000	April 15, 2038	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
7.375% Notes due 2046	$10,000,000	December 10, 2046	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Not Redeemable
2.500% Notes due 2022	$910,309,000	December 15, 2022	December 15, 2019	June 15 and December 15, commencing June 15, 2020	Redeemable
3.150% Notes due 2024	$242,777,000	December 15, 2024	December 15, 2019	June 15 and December 15, commencing June 15, 2020	Redeemable
7.200% Notes due 2027	$318,831,000	August 15, 2027	February 15, 2020	February 15 and August 15, commencing August 15, 2020	Redeemable
7.000% Notes due 2028	$164,020,000	November 1, 2028	May 1, 2020	May 1 and November 1, commencing November 1, 2020	Redeemable
4.875% Notes due 2040	$534,038,000	October 15, 2040	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Redeemable
4.700% Notes due 2041	$407,199,000	December 15, 2041	December 15, 2019	June 15 and December 15, commencing June 15, 2020	Redeemable
4.200% Notes due 2044	$262,547,000	December 15, 2044	December 15, 2019	June 15 and December 15, commencing June 15, 2020	Redeemable
3.100% Notes due 2021	$181,150,000	November 15, 2021	May 15, 2020	May 15 and November 15, commencing November 15, 2020	Redeemable
2.800% Notes due 2022	$960,726,000	March 15, 2022	March 15, 2020	March 15 and September 15, commencing September 15, 2020	Redeemable
3.700% Notes due 2023	$359,702,000	December 15, 2023	December 15, 2019	June 15 and December 15, commencing June 15, 2020	Redeemable
3.200% Notes due 2024	$867,643,000	March 15, 2024	March 15, 2020	March 15 and September 15, commencing September 15, 2020	Redeemable
3.500% Notes due 2027	$1,153,072,000	March 15, 2027	March 15, 2020	March 15 and September 15, commencing September 15, 2020	Redeemable
4.800% Notes due 2043	$388,192,000	December 15, 2043	December 15, 2019	June 15 and December 15, commencing June 15, 2020	Redeemable
4.350% Notes due 2047	$956,014,000	April 15, 2047	April 15, 2020	April 15 and October 15, commencing October 15, 2020	Redeemable

Exhibit C-1 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$1,245,000

RAYTHEON TECHNOLOGIES CORPORATION 8.650% NOTES DUE 2025

CUSIP NO. 75513E AE1 ISIN US75513EAE14

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE MILLION, TWO HUNDRED AND FORTY-FIVE THOUSAND DOLLARS ($1,245,000) on March 14, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.650% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

 ____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:  __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security);

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-1 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 8.650% NOTES DUE 2025
CUSIP NO. U7532Y AA2 ISIN USU7532YAA20

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on March 14, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.650% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

 ____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:  __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-2 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$3,000,000
RAYTHEON TECHNOLOGIES CORPORATION 8.610% NOTES DUE 2025
CUSIP NO. 75513E AF8 ISIN US75513EAF88

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE MILLION DOLLARS ($3,000,000) on March 14, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.610% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer

Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)

one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-2 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0
RAYTHEON TECHNOLOGIES CORPORATION 8.610% NOTES DUE 2025
CUSIP NO. U7532Y AB0 ISIN USU7532YAB03

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on March 14, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.610% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer

Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)

one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-3 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO

SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$5,000,000
RAYTHEON TECHNOLOGIES CORPORATION 8.650% NOTES DUE 2025
CUSIP NO. 75513E AH4 ISIN US75513EAH45

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE MILLION DOLLARS ($5,000,000) on April 15, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.650% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-3 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 8.650% NOTES DUE 2025

CUSIP NO. U7532Y AD6 ISIN USU7532YAD68

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on April 15, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.650% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-4 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$2,000,000

RAYTHEON TECHNOLOGIES CORPORATION 8.610% NOTES DUE 2025

CUSIP NO. 75513E AJ0 ISIN US75513EAJ01

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO MILLION DOLLARS ($2,000,000) on April 15, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.610% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-4 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 8.610% NOTES DUE 2025

CUSIP NO. U7532Y AE4 ISIN USU7532YAE42

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on April 15, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 8.610% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity. This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-5 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$20,000,000

RAYTHEON TECHNOLOGIES CORPORATION 7.750% NOTES DUE 2025
CUSIP NO. 75513E AK7 ISIN US75513EAK73

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) on May 19, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.750% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-5 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 7.750% NOTES DUE 2025
CUSIP NO. U7532Y AF1 ISIN USU7532YAF17

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on May 19, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.750% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐  (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐  (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-6 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$20,000,000

RAYTHEON TECHNOLOGIES CORPORATION 7.298% NOTES DUE 2025

CUSIP NO. 75513E AL5 ISIN US75513EAL56

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWENTY MILLION DOLLARS ($20,000,000) on October 20, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.298% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-6 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0
RAYTHEON TECHNOLOGIES CORPORATION 7.298% NOTES DUE 2025
CUSIP NO. U7532Y AG9 ISIN USU7532YAG99

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on October 20, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.298% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________
NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

◻ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

◻ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
◻ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-7 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$16,520,000

RAYTHEON TECHNOLOGIES CORPORATION 7.280% NOTES DUE 2025

CUSIP NO. 75513E AM3 ISIN US75513EAM30

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SIXTEEN MILLION, FIVE HUNDRED AND TWENTY THOUSAND DOLLARS ($16,520,000) on November 7, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.280% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-7 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 7.280% NOTES DUE 2025
CUSIP NO. U7532Y AH7 ISIN USU7532YAH72

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on November 7, 2025, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.280% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-8 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$10,000,000

RAYTHEON TECHNOLOGIES CORPORATION 7.500% NOTES DUE 2026
CUSIP NO. 75513E AN1 ISIN US75513EAN13

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TEN MILLION DOLLARS ($10,000,000) on April 1, 2026, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more

Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐  (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐  (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-8 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 7.500% NOTES DUE 2026

CUSIP NO. U7532Y AJ3 ISIN USU7532YAJ39

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on April 1, 2026, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-9 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$128,850,000

RAYTHEON TECHNOLOGIES CORPORATION 7.100% NOTES DUE 2027
CUSIP NO. 75513E AP6 ISIN US75513EAP60

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED TWENTY-EIGHT MILLION, EIGHT HUNDRED AND FIFTY THOUSAND DOLLARS ($128,850,000) on November 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from May 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 15 and November 15 of each year, and on the maturity date, commencing on November 15, 2020, at the rate of 7.100% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such

Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable. If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture. Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be. This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder. Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security. Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

____________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No. :

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)	one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c)	this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

 Exhibit C-9 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION
7.100% NOTES DUE 2027
CUSIP NO. U7532Y AK0
ISIN USU7532YAK02

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on November 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from May 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 15 and November 15 of each year, and on the maturity date, commencing on November 15, 2020, at the rate of 7.100% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-10 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$128,716,000

RAYTHEON TECHNOLOGIES CORPORATION
6.800% NOTES DUE 2036
CUSIP NO. 75513E AQ4
ISIN US75513EAQ44

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED TWENTY-EIGHT MILLION, SEVEN HUNDRED AND SIXTEEN THOUSAND DOLLARS ($128,716,000) on July 1, 2036, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from January 1, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on January 1 and July 1 of each year, and on the maturity date, commencing on July 1, 2020, at the rate of 6.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed,  discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-10 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION
6.800% NOTES DUE 2036
CUSIP NO. U7532Y AL8
ISIN USU7532YAL84

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on July 1, 2036, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from January 1, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on January 1 and July 1 of each year, and on the maturity date, commencing on July 1, 2020, at the rate of 6.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed,  discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-11 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$134,006,000

RAYTHEON TECHNOLOGIES CORPORATION
7.000% NOTES DUE 2038
CUSIP NO. 75513E AR2
ISIN US75513EAR27

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED THIRTY-FOUR MILLION, SIX THOUSAND DOLLARS ($134,006,000) on April 15, 2038, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.000% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-11 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$10,000

RAYTHEON TECHNOLOGIES CORPORATION
7.000% NOTES DUE 2038
CUSIP NO. U7532Y AM6
ISIN USU7532YAM67

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TEN THOUSAND DOLLARS ($10,000) on April 15, 2038, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.000% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-12 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$10,000,000

RAYTHEON TECHNOLOGIES CORPORATION 7.375% NOTES DUE 2046
CUSIP NO. 75513E AS0 ISIN US75513EAS00

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TEN MILLION ($10,000,000) on December 10, 2046, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.375% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor

Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-12 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$0

RAYTHEON TECHNOLOGIES CORPORATION 7.375% NOTES DUE 2046
CUSIP NO. U7532Y AN4 ISIN USU7532YAN41

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO DOLLARS ($0) on December 10, 2046, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 7.375% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may not redeem all or any part of this Security prior to its maturity.This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-13 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-2	$401,154,000

RAYTHEON TECHNOLOGIES CORPORATION 2.500% NOTES DUE 2022
CUSIP NO. 75513E AT8 ISIN US75513EAT82

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED AND ONE MILLION, ONE HUNDRED AND FIFTY-FOUR THOUSAND DOLLARS ($401,154,000) on December 15, 2022, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to September 15, 2022, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2022, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2022, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2022) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2022.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-13 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$500,000,000

RAYTHEON TECHNOLOGIES CORPORATION 2.500% NOTES DUE 2022
CUSIP NO. 75513E AT8 ISIN US75513EAT82

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on December 15, 2022, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to September 15, 2022, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2022, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2022, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2022) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2022.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-13 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$9,155,000

RAYTHEON TECHNOLOGIES CORPORATION 2.500% NOTES DUE 2022
CUSIP NO. U7532Y AP9 ISIN USU7532YAP98

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINE MILLION, ONE HUNDRED AND FIFTY-FIVE THOUSAND DOLLARS ($9,155,000) on December 15, 2022, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  [If this Security is redeemed prior to September 15, 2022, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2022, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2022, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2022) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2022.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
 Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

 Exhibit C-14 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$240,414,000
RAYTHEON TECHNOLOGIES CORPORATION 3.150% NOTES DUE 2024
CUSIP NO. 75513E AU5 ISIN US75513EAU55

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED AND FORTY MILLION, FOUR HUNDRED AND FOURTEEN THOUSAND DOLLARS ($240,414,000) on December 15, 2024, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 3.150% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to September 15, 2024, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2024, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2024, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2024) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2024.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.
or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-14 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$2,363,000
RAYTHEON TECHNOLOGIES CORPORATION 3.150% NOTES DUE 2024
CUSIP NO. U7532Y AQ7 ISIN USU7532YAQ71

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO MILLION, THREE HUNDRED AND SIXTY-THREE THOUSAND DOLLARS ($2,363,000) on December 15, 2024, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 3.150% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to September 15, 2024, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2024, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2024, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2024) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2024.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-15 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$318,734,000
RAYTHEON TECHNOLOGIES CORPORATION 7.200% NOTES DUE 2027
CUSIP NO. 75513E AV3 ISIN US75513EAV39

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED AND EIGHTEEN MILLION, SEVEN HUNDRED AND THIRTY-FOUR THOUSAND DOLLARS ($318,734,000) on August 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from February 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 15 and August 15 of each year, and on the maturity date, commencing on August 15, 2020, at the rate of

7.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c)  this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-15 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$97,000
RAYTHEON TECHNOLOGIES CORPORATION 7.200% NOTES DUE 2027
CUSIP NO. U7532Y AR5 ISIN USU7532YAR54

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINETY-SEVEN THOUSAND DOLLARS ($97,000) on August 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from February 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 15 and August 15 of each year, and on the maturity date, commencing on August 15, 2020, at the rate of 7.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

 Exhibit C-16 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$154,683,000
RAYTHEON TECHNOLOGIES CORPORATION 7.000% NOTES DUE 2028
CUSIP NO. 75513E AW1 ISIN US75513EAW12

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED AND FIFTY-FOUR MILLION, SIX HUNDRED AND EIGHTY-THREE THOUSAND DOLLARS ($154,683,000) on November 1, 2028, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from May 1, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 of each year, and on the maturity date, commencing on November 1, 2020, at the rate of 7.000%

per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $1,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney
to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-16 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$9,337,000
RAYTHEON TECHNOLOGIES CORPORATION 7.000% NOTES DUE 2028
CUSIP NO. U7532Y AS3 ISIN USU7532YAS38

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINE MILLION, THREE HUNDRED AND THIRTY-SEVEN THOUSAND DOLLARS ($9,337,000) on November 1, 2028, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from May 1, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 of each year, and on the maturity date, commencing on November 1, 2020, at the rate of 7.000% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $1,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

_________________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-17 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$492,778,000
RAYTHEON TECHNOLOGIES CORPORATION 4.875% NOTES DUE 2040
CUSIP NO. 75513E AX9 ISIN US75513EAX94

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED AND NINETY-TWO MILLION, SEVEN HUNDRED AND SEVENTY-EIGHT THOUSAND DOLLARS ($492,778,000) on October 15, 2040, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15,

2020, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing
 __________________________________________________________________________________________________________________attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:  __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or

(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-17 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$41,260,000
RAYTHEON TECHNOLOGIES CORPORATION 4.875% NOTES DUE 2040
CUSIP NO. U7532Y AT1 ISIN USU7532YAT11

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FORTY-ONE MILLION, TWO HUNDRED AND SIXTY THOUSAND DOLLARS ($41,260,000) on October 15, 2040, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

__________________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:  __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or

(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-18 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$382,682,000
RAYTHEON TECHNOLOGIES CORPORATION 4.700% NOTES DUE 2041
CUSIP NO. 75513E AY7 ISIN US75513EAY77

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED EIGHTY-TWO MILLION, SIX HUNDRED AND EIGHTY TWO THOUSAND DOLLARS ($382,682,000) on December 15, 2041 and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of

4.700% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing

__________________________________________________________________________________________________________________ attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:  __________________

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or

(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-18 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$24,517,000
RAYTHEON TECHNOLOGIES CORPORATION
4.700% NOTES DUE 2041
CUSIP NO. U7532Y AU8
ISIN USU7532YAU83

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWENTY-FOUR MILLION, FIVE HUNDRED AND SEVENTEEN THOUSAND DOLLARS ($24,517,000) on December 15, 2041 and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 4.700% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  The Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points.  The Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-19 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
.
BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$250,499,000
RAYTHEON TECHNOLOGIES CORPORATION
4.200% NOTES DUE 2044
CUSIP NO. 75513E AZ4
ISIN US75513EAZ43

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION, FOUR HUNDRED AND NINETY-NINE THOUSAND DOLLARS ($250,499,000) on December 15, 2044 and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of

4.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to June 15, 2044, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on June 15, 2044,discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after June 15, 2044, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on June 15, 2044) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on June 15, 2044.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-19 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$12,048,000

RAYTHEON TECHNOLOGIES CORPORATION
4.200% NOTES DUE 2044
CUSIP NO. U7532Y AV6
ISIN USU7532YAV66

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWELVE MILLION, FORTY-EIGHT THOUSAND DOLLARS ($12,048,000) on December 15, 2044 and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 4.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to June 15, 2044, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on June 15, 2044,discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after June 15, 2044, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on June 15, 2044) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on June 15, 2044.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-20 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$170,865,000

RAYTHEON TECHNOLOGIES CORPORATION
3.100% NOTES DUE 2021
CUSIP NO. 75513E BA8
ISIN US75513EBA82

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SEVENTY MILLION, EIGHT HUNDRED AND SIXTY-FIVE THOUSAND DOLLARS ($170,865,000) on November 15, 2021 and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from May 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 15 and November 15 of each year, and on the maturity date, commencing on November 15, 2020, at the rate of

3.100% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to August 15, 2021, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on August 15, 2021, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after August 15, 2021, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on August 15, 2021) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on August 15, 2021.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-20 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$10,285,000
RAYTHEON TECHNOLOGIES CORPORATION 3.100% NOTES DUE 2021
CUSIP NO. U7532Y AW4 ISIN USU7532YAW40

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TEN MILLION, TWO HUNDRED AND EIGHTY-FIVE THOUSAND DOLLARS ($10,285,000) on November 15, 2021 and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from May 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 15 and November 15 of each year, and on the maturity date, commencing on November 15, 2020, at the rate of 3.100% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to August 15, 2021, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on August 15, 2021, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after August 15, 2021, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on August 15, 2021) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on August 15, 2021.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.
Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-21 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-2	$352,050,000
RAYTHEON TECHNOLOGIES CORPORATION 2.800% NOTES DUE 2022
CUSIP NO. 75513E BB6 ISIN US75513EBB65

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED FIFTY-TWO MILLION, FIFTY THOUSAND DOLLARS ($352,050,000) on March 15, 2022, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 2.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to February 15, 2022, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on February 15, 2022, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after February 15, 2022, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on February 15, 2022) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on February 15, 2022.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

◻ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

◻ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
◻ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-21 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$500,000,000
RAYTHEON TECHNOLOGIES CORPORATION 2.800% NOTES DUE 2022
CUSIP NO. 75513E BB6 ISIN US75513EBB65

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2022, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 2.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to February 15, 2022, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on February 15, 2022, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after February 15, 2022, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on February 15, 2022) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on February 15, 2022.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-21 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$108,676,000
RAYTHEON TECHNOLOGIES CORPORATION 2.800% NOTES DUE 2022
CUSIP NO. U7532Y AX2 ISIN USU7532YAX23

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED EIGHT MILLION, SIX HUNDRED AND SEVENTY-SIX THOUSAND DOLLARS ($108,676,000) on March 15, 2022, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 2.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]
RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to February 15, 2022, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on February 15, 2022, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after February 15, 2022, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on February 15, 2022) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on February 15, 2022.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-22 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$352,272,000
RAYTHEON TECHNOLOGIES CORPORATION 3.700% NOTES DUE 2023
CUSIP NO. 75513E BC4 ISIN US75513EBC49

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED FIFTY-TWO MILLION, TWO HUNDRED AND SEVENTY TWO MILLION DOLLARS ($352,272,000) on December 15, 2023, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of

3.700% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]
RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to September 15, 2023, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2023, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2023, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2023) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2023.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-22 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$7,430,000

RAYTHEON TECHNOLOGIES CORPORATION 3.700% NOTES DUE 2023
CUSIP NO. U7532Y AY0
ISIN USU7532YAY06

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SEVEN MILLION, FOUR HUNDRED AND THIRTY THOUSAND DOLLARS ($7,430,000) on December 15, 2023, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 3.700% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to September 15, 2023, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on September 15, 2023, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after September 15, 2023, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on September 15, 2023) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on September 15, 2023.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

◻ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

◻ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
◻ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-23 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-2	$341,075,000

RAYTHEON TECHNOLOGIES CORPORATION 3.200% NOTES DUE 2024
CUSIP NO. 75513E BD2 ISIN US75513EBD22

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED FORTY-ONE MILLION, SEVENTY-FIVE THOUSAND DOLLARS ($341,075,000) on March 15, 2024, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to January 15, 2024, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on January 15, 2024, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after January 15, 2024, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on January 15, 2024) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on January 15, 2024.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)
the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.
Dated: __________________
NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

Exhibit C-23 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$500,000,000
RAYTHEON TECHNOLOGIES CORPORATION 3.200% NOTES DUE 2024
CUSIP NO. 75513E BD2
ISIN US75513EBD22

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION ($500,000,000) on March 15, 2024, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]
RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to January 15, 2024, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on January 15, 2024, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after January 15, 2024, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on January 15, 2024) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on January 15, 2024.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-23 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$26,568,000
RAYTHEON TECHNOLOGIES CORPORATION 3.200% NOTES DUE 2024
CUSIP NO. U7532Y AZ7 ISIN USU7532YAZ70

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWENTY SIX MILLION, FIVE HUNDRED AND SIXTY-EIGHT THOUSAND DOLLARS ($26,568,000) on March 15, 2024, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.200% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to January 15, 2024, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on January 15, 2024, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after January 15, 2024, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on January 15, 2024) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on January 15, 2024.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-24 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-3	$80,457,000
RAYTHEON TECHNOLOGIES CORPORATION 3.500% NOTES DUE 2027
CUSIP NO. 75513E BE0 ISIN US75513EBE05

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of EIGHTY MILLION, FOUR HUNDRED AND FIFTY-SEVEN THOUSAND DOLLARS ($80,457,000) on March 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to December 15, 2026, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on December 15, 2026, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after December 15, 2026, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on December 15, 2026) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on December 15, 2026.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

◻ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

◻ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
◻ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-24 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-2	$500,000,000
RAYTHEON TECHNOLOGIES CORPORATION 3.500% NOTES DUE 2027
CUSIP NO. 75513E BE0 ISIN US75513EBE05

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to December 15, 2026, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on December 15, 2026, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after December 15, 2026, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on December 15, 2026) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on December 15, 2026.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or

(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-24 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$500,000,000
RAYTHEON TECHNOLOGIES CORPORATION 3.500% NOTES DUE 2027
CUSIP NO. 75513E BE0 ISIN US75513EBE05

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to December 15, 2026, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on December 15, 2026, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after December 15, 2026, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on December 15, 2026) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on December 15, 2026.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or

(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-24 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$72,615,000
RAYTHEON TECHNOLOGIES CORPORATION 3.500% NOTES DUE 2027
CUSIP NO. U7532Y BA1 ISIN USU7532YBA11

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of SEVENTY TWO MILLION, SIX HUNDRED AND FIFTEEN THOUSAND DOLLARS ($72,615,000) on March 15, 2027, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from March 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year, and on the maturity date, commencing on September 15, 2020, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to December 15, 2026, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on December 15, 2026, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points.  If this Security is redeemed on or after December 15, 2026, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on December 15, 2026) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on December 15, 2026.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.s

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or

(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-25 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$388,095,000
RAYTHEON TECHNOLOGIES CORPORATION 4.800% NOTES DUE 2043
CUSIP NO. 75513E BF7 ISIN US75513EBF79

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED EIGHTY-EIGHT MILLION, NINETY-FIVE THOUSAND DOLLARS ($388,095,000) on December 15, 2043, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 4.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to June 15, 2043, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on June 15, 2043, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after June 15, 2043, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on June 15, 2043) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on June 15, 2043.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-25 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$ 97,000

RAYTHEON TECHNOLOGIES CORPORATION
4.800% NOTES DUE 2043
CUSIP NO. U7532Y BB9
ISIN USU7532YBB93

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINETY-SEVEN THOUSAND DOLLARS ($97,000) on December 15, 2043, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from December 15, 2019 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 2020, at the rate of 4.800% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to June 15, 2043, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on June 15, 2043, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 15 basis points.  If this Security is redeemed on or after June 15, 2043, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on June 15, 2043) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on June 15, 2043.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:
Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or

☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-26 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-2	$452,819,000

RAYTHEON TECHNOLOGIES CORPORATION 4.350% NOTES DUE 2047
CUSIP NO. 75513E BG5 ISIN US75513EBG52

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED FIFTY-TWO MILLION, EIGHT HUNDRED AND NINETEEN THOUSAND DOLLARS ($452,819,000) on April 15, 2047, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 4.350% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva Corporate Vice President and Treasurer

Attested:

By:
Dana Ng Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: _____________________

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to October 15, 2046, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on October 15, 2046, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points.  If this Security is redeemed on or after October 15, 2046, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on October 15, 2046) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on October 15, 2046.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)
the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.
Dated: __________________
NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.
or
☐ (c)
this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.
Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.
Date:
NOTICE: To be executed by an executive officer

 Exhibit C-26 (144A)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL,

NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. A-1	$ 500,000,000
RAYTHEON TECHNOLOGIES CORPORATION
4.350% NOTES DUE 2047
CUSIP NO. 75513E BG5
ISIN US75513EBG52

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on April 15, 2047, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 4.350% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to October 15, 2046, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on October 15, 2046, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points.  If this Security is redeemed on or after October 15, 2046, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on October 15, 2046) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on October 15, 2046.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.:

Please print the name and address including zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:

(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

Exhibit C-26 (Reg S)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY

CONSTITUTES ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, OF ANY PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF ANY ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (B) THE PURCHASE AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

No. S-1	$3,195,000
RAYTHEON TECHNOLOGIES CORPORATION 4.350% NOTES DUE 2047
CUSIP NO. U7532Y BC7
ISIN USU7532YBC76

RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE MILLION, ONE HUNDRED AND NINETY-FIVE THOUSAND DOLLARS ($3,195,000) on April 15, 2047, and to pay interest thereon (computed on the basis of a 360-day year comprised of twelve 30-day months) from April 15, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 15 and October 15 of each year, and on the maturity date, commencing on October 15, 2020, at the rate of 4.350% per annum, until the principal hereof is paid or made available for payment.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is fifteen calendar days prior to the scheduled Interest Payment Date, regardless of whether such date is a Business Day; provided that if this Security is held by a securities depositary in book-entry form, such date shall be the close of business on the Business Day immediately preceding the Interest Payment Date (the “Regular Record Date”); provided, that interest payable on the maturity date or any Redemption Date will be payable to the Person to whom the principal of this Security is payable.  If the date on which a payment of interest or principal is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day, and no further interest will accrue as a result of such delay.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, all as more fully provided in said Indenture.  Each payment of interest hereon shall include interest accrued from and including the issue date or the most recent preceding Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to and excluding the relevant Interest Payment Date or Maturity, as the case may be.  This Security is a Security for purposes of the Indenture.

Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee in the Borough of Manhattan in New York City in Dollars; provided, that at the option of the Company payment of principal or interest may be made by wire transfer to an account designated by the Person entitled thereto or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, in either case in same-day funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
[SEAL]

RAYTHEON TECHNOLOGIES CORPORATION

By:
Kevin G. DaSilva
Corporate Vice President and Treasurer

Attested:

By:
Dana Ng
Corporate Vice President and Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of May 1, 2001, as it may be supplemented from time to time (herein called the “Indenture”), between the Company (formerly known as United Technologies Corporation) and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (successor to The Bank of New York) (herein called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof.  The Indenture does not limit the aggregate principal amount of the Securities or the Securities of this series that may be issued thereunder.  Additional Securities of this series may be issued from time to time hereafter; provided that any such additional Securities that are not fungible with this Security for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than this Security.

The Company may, at its option, redeem all or any part of this Security.  If it chooses to do so, it shall mail or electronically deliver according to the procedures of DTC a notice of redemption (the “Redemption Notice”) to the Holder hereof (with a copy to the Trustee) not less than 15 days and not more than 60 days before the Redemption Date.  If this Security is redeemed prior to October 15, 2046, the Redemption Price shall equal the greater of (i) 100% of the principal amount of this Security to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments on the principal amount of this Security to be redeemed, assuming for such purpose that this Security matured on October 15, 2046, discounted to the Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points.  If this Security is redeemed on or after October 15, 2046, the Redemption Price shall be 100% of the principal amount of this Security to be redeemed.  In each case, the Redemption Price shall also include interest accrued to, but excluding, the Redemption Date on the principal balance of this Security to be redeemed.

“Treasury Rate” means, for any Redemption Date, the annual rate equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price, expressed as a percentage of its principal amount, for that Redemption Date.  The yield of the Comparable Treasury Issue will be computed as of the second Business Day immediately preceding the date of the Redemption Notice.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent (defined below) that has a maturity comparable to the remaining maturity of this Security (assuming, for this purpose, that this Security matured on October 15, 2046) and that would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining term of the Securities.  The investment banks from which the Company will select a Quotation Agent are BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, or their respective successors, or up to two other nationally recognized investment banking firms that are primary U.S. government securities dealers in New York City (each, a “Reference Treasury Dealer”).  The Company will select one of the Reference Treasury Dealers to serve as its quotation agent (the “Quotation Agent”).  If any of the firms referenced in the second preceding sentence ceases to be a primary dealer of U.S. government securities in New York City, the Company shall appoint another nationally recognized investment banking firm that is a primary dealer as a substitute.

“Comparable Treasury Price” means, for any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations given to the Trustee by the Reference Treasury Dealers for that Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations (or only one of the highest or lowest of the Reference Treasury Dealer Quotations if there are more than one), or (2) if the Trustee is given fewer than four Reference Treasury Dealer Quotations, the average of all those quotations.

“Reference Treasury Dealer Quotation” means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by a Reference Treasury Dealer as of 3:30 p.m., New York time, on the second Business Day preceding the date of the Redemption Notice.  The Trustee shall seek Reference Treasury Dealer Quotations in respect of any Redemption Date from each of the then-existing Reference Treasury Dealers.

“Remaining Scheduled Payments” means, with respect to the principal amount of each Security being redeemed, the remaining scheduled payments of principal and interest on that Security that would be due after the related Redemption Date but for the redemption, assuming for such purpose that this Security matured on October 15, 2046.  If, however, the Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security that would have been due will be deemed reduced by the amount of interest accrued on the Security to the Redemption Date.

On and after any Redemption Date, interest shall cease to accrue with respect to the Securities, or any portion of the Securities, called for redemption and for which the Redemption Price has been paid or made available for payment.  On or prior to any Redemption Date, the Company shall deposit with the Paying Agent or the Trustee money sufficient to pay the Redemption Price on the Securities to be redeemed on such Redemption Date.  If less than all of the Securities of this series are redeemed, the Trustee shall choose the Securities of this series to be redeemed by any method that it deems fair and appropriate, provided that if the Securities of this series are represented by one or more global Securities, interests in the Securities of this series will be selected for redemption by DTC in accordance with its standard procedures therefor.

Notwithstanding Section 1104 of the Indenture, the notice of any redemption referred to herein need not set forth the Redemption Price therefor but only the manner of calculation thereof.  Promptly after the calculation of such Redemption Price, the Company shall give the Trustee notice thereof and the Trustee shall not be responsible for such calculation.

This Security is not repayable at the option of the Holder hereof and is not subject to the operation of any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The provisions of Section 1402 and Section 1403 of the Indenture relating to defeasance and covenant defeasance, respectively, shall apply to this Security.  Pursuant to Section 1404(5) and Section 1404(6) of the Indenture, any such defeasance or covenant defeasance shall be conditioned on receipt of an Opinion of Counsel relating to the federal income tax consequences of such defeasance or covenant defeasance.

The Company will not pay any Additional Amounts to Holders that are not U.S. persons (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of all Securities at the time Outstanding to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture, and contains provisions permitting the Holders of specified percentages in principal amount, in certain instances of the Outstanding Securities of individual series and in other instances of all Securities at the time Outstanding, to waive on behalf of all of the Holders of Securities of such individual series or of the Holders of all Securities at the time Outstanding, as the case may be, certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount, in certain instances of the Securities of this series at the time Outstanding and in other instances of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of not less than a majority in principal amount of Securities of this series at the time Outstanding or of all Outstanding Securities, as the case may be, a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or make provision as provided in Article Fourteen of the Indenture for the payment of the amount of principal of (and premium, if any) and interest on this Security herein provided, and at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code of assignee)

the within permanent global Security and all rights thereunder, irrevocably constituting and appointing attorney to transfer said permanent global Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within permanent global Security in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a commercial bank or trust company having its principal office or correspondent in The City of New York or by a member of the New York Stock Exchange.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer
Identification No.:

Please print the name and address including zip code of assignee:
the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

In connection with any transfer of this Security occurring prior to the date which is the earlier of:
(1)	the date a registration statement in relation thereto is declared effective by the SEC; or
(2)
one year after the later of the original issue date of this Security and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security );

the undersigned confirms that (without utilizing any general solicitation or general advertising):

[Check One]

☐ (a) this Security is being transferred in compliance with the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule l44A thereunder.

☐ (b) this Security is being transferred in compliance with Rule 903 or 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.

or
☐ (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the registered holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article II of the Indenture shall have been satisfied.

Date:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the U.S. Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer